SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 30, 2002


                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
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             (Exact name of registrant as specified in its charter)



      Delaware                     333-68542                 13-3633241
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 (State or Other                  (Commission             (I.R.S. Employer
  Jurisdiction                    File Number)           Identification No.)
  of Incorporation)



383 Madison Avenue
New York, New York                                             10179
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    (Address of Principal                                    (Zip Code)
      Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000.


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Item 5.  Other Events.

         On or about December 30, 2002, the Registrant will cause the issuance and sale of approximately $395,600,100 initial principal amount of Structured Asset Mortgage Investments Trust 2002-AR5, Mortgage Pass-Through Certificates, Series 2002-AR5 (the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2002, between the Registrant as seller, Wells Fargo Bank Minnesota, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and Bank One, National Association, as trustee.

         In connection with the sale and the Series 2002-AR5, Class A-1, Class X, Class A-2, Class R-I, Class R-II, Class B-1, Class B-2, and Class B-3 (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter") that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-68542, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements.

         Not applicable.

         (b)      Pro Forma Financial Information.

         Not applicable.


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


         (c)      Exhibits

         Exhibit No.                    Item 601(a) of                                 Description
                                       Regulation S-K
                                        Exhibit No.
-------------------------------------------------------------------------------------------------------------------
           1                               99                    Computational  Materials-- Computational Materials
                                                                 (as defined in Item 5) that have been  provided by
                                                                 the Underwriter to certain prospective  purchasers
                                                                 of Structured  Asset  Mortgage  Investments  Trust
                                                                 2002-AR5,   Mortgage  Pass-Through   Certificates,
                                                                 Series  2002-AR5  (filed in paper pursuant to the
                                                                 automatic  SEC   exemption   pursuant  to  Release
                                                                 33-7427, August 7, 1997)



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                          STRUCTURED ASSET MORTGAGE
                          INVESTMENTS INC.


                          By:/s/ Baron Silverstein
                             ---------------------------------------------------
                             Name:  Baron Silverstein
                             Title: Vice President

Dated:  December 30, 2002

                                  EXHIBIT INDEX


                     Item 601(a) of         Sequentially
                     Regulation S-K         Numbered
Exhibit Number       Exhibit No.            Description              Page
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1                    99                     Computational        Filed Manually
                                            Materials